UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 13, 2019

Bluerock Residential Growth REIT, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Maryland	001-36369	26-3136483
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

1345 Avenue of the Americas, 32nd Floor

New York, NY 10105

(Address of principal executive offices)

(212) 843-1601

(Registrant’s telephone number, including area code)

None.

(Former name or former address, if changed since last report)

Securities registered pursuant to Section 12(b) of the Exchange Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Class A Common Stock, $0.01 par value per share	BRG	NYSE American
8.250% Series A Cumulative Redeemable Preferred Stock, $0.01 par value per share	BRG-PrA	NYSE American
7.625% Series C Cumulative Redeemable Preferred Stock, $0.01 par value per share	BRG-PrC	NYSE American
7.125% Series D Cumulative Preferred Stock, $0.01 par value per share	BRG-PrD	NYSE American

Securities registered pursuant to Section 12(g) of the Exchange Act:

Title of each class
Series B Redeemable Preferred Stock, $0.01 par value per share
Warrants to Purchase Shares of Class A Common Stock, $0.01 par value per share

 Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

ITEM 1.01	ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

Sales Agreement

On September 13, 2019, Bluerock Residential Growth REIT, Inc., a Maryland corporation (the “Company”) and its operating partnership, Bluerock Residential Holdings, L.P., a Delaware limited partnership (the “Operating Partnership”), entered into an At Market Issuance Sales Agreement (the “Sales Agreement”) with B. Riley FBR, Inc. (“BRFBR”). Pursuant to the Sales Agreement, BRFBR will act as the Company’s sales agent (the “Sales Agent”) with respect to an offering and sale, at any time and from time to time, of the Company’s Class A common stock, par value $0.01 per share (the “Class A common stock”). The Company has authorized the sale, at its discretion, of Class A common stock in an aggregate offering amount up to $100,000,000 under the Sales Agreement. Sales of the Class A common stock, if any, will be made in “at the market offerings” as defined in Rule 415 under the Securities Act of 1933, as amended (the “Securities Act”). Sales may be made at prices and subject to such other terms as may be agreed upon at the time of sale.

The Class A common stock is registered with the Securities and Exchange Commission (the “SEC”) pursuant to the Company’s registration statement on Form S-3 (File No. 333-224990), as the same may be amended and/or supplemented (the “Registration Statement”), under the Securities Act, which was declared effective by the SEC on May 23, 2018, and will be sold and issued pursuant to a prospectus supplement dated September 13, 2019 (the “Prospectus Supplement”), one or more additional prospectus supplements, and a base prospectus dated May 23, 2018 relating to the Registration Statement (the “Prospectus”).

The Company or the Sales Agent, under certain circumstances and upon notice to the other, may suspend the offering of the Class A common stock under the Sales Agreement. The offering of the Class A common stock pursuant to the Sales Agreement will terminate upon the sale of Class A common stock in an aggregate offering amount equal to $100,000,000, or sooner if either the Company or the Sales Agent terminates the Sales Agreement pursuant to its terms.

The Company will pay the Sales Agent a commission of up to 2.0% of the gross proceeds from any sale of the Class A common stock sold pursuant to the Sales Agreement and will reimburse the Sales Agent for certain expenses incurred in connection with its services under the Sales Agreement, including up to $40,000 for legal expenses.

The Company made certain customary representations, warranties and covenants in the Sales Agreement concerning the Company and its subsidiaries and the Registration Statement, Prospectus, Prospectus Supplement and other documents and filings relating to the offering of the Class A common stock pursuant to the Sales Agreement. In addition, the Company has agreed to indemnify the Sales Agent against certain liabilities, including liabilities under the Securities Act.

The foregoing description of the Sales Agreement is qualified in its entirety by reference to the Sales Agreement, a copy of which is filed as Exhibit 1.1 to this Current Report on Form 8-K and is incorporated herein by reference. The representations, warranties and covenants contained in the Sales Agreement were made solely for the benefit of the parties to the Sales Agreement. In addition, such representations, warranties and covenants (i) are intended as a way of allocating the risk between the parties to the Sales Agreement and not as statements of fact, and (ii) may apply standards of materiality in a way that is different from what may be viewed as material by stockholders of, or other investors in, the Company. Accordingly, the Sales Agreement is included with this filing only to provide investors with information regarding the terms of transaction, and not to provide investors with any other factual information regarding the Company. Stockholders should not rely on the representations, warranties and covenants or any descriptions thereof as characterizations of the actual state of facts or condition of the Company or any of its subsidiaries or affiliates. Moreover, information concerning the subject matter of the representations and warranties may change after the date of the Sales Agreement, which subsequent information may or may not be fully reflected in public disclosures.

A copy of the opinion of Venable LLP relating to the legality of the issuance and sale of the Class A common stock is attached as Exhibit 5.1 hereto.

This Current Report on Form 8-K, including the exhibits filed herewith, shall not constitute an offer to sell or the solicitation of an offer to buy the securities discussed herein, nor shall there be any offer, solicitation or sale of the securities in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such state.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS

(d)        Exhibits

Exhibit No.	Description

1.1	At Market Issuance Sales Agreement between and among Bluerock Residential Growth REIT, Inc., Bluerock Residential Holdings, L.P., and B. Riley FBR, Inc., dated September 13, 2019

5.1	Opinion of Venable LLP

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BLUEROCK RESIDENTIAL GROWTH REIT, INC.

DATE: September 13, 2019	By:	/s/ Christopher J. Vohs
Christopher J. Vohs
Chief Financial Officer and Treasurer

Exhibit Index

Exhibit No.	Description

1.1	At Market Issuance Sales Agreement between and among Bluerock Residential Growth REIT, Inc., Bluerock Residential Holdings, L.P., and B. Riley FBR, Inc., dated September 13, 2019

5.1	Opinion of Venable LLP